                                                                   EXHIBIT 99.10


                                VOTING AGREEMENT

         This Voting Agreement (this "Agreement") is dated as of February 8, 2004, by and among FCI Trading Corp., a Delaware corporation ("Parent"), and the undersigned stockholders of Blue Rhino Corporation (individually, a "Stockholder" and collectively, the "Stockholders").

                              W I T N E S S E T H:

         WHEREAS, the Parent is a party, along with other entities, to that certain Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"), which provides, among other things, that a subsidiary of the Parent will merge with and into Blue Rhino Corporation (the "Company") with the Company continuing as the surviving corporation (the "Merger");

         WHEREAS, as of the date hereof, each of the Stockholders is the record or beneficial owner of, and has the right, acting alone, to vote and dispose of, the number of shares of capital stock in the Company (the "Company Stock") set forth opposite his name on Schedule I hereto; and

         WHEREAS, as an inducement and a condition to Parent entering into the Merger Agreement and incurring the obligations set forth therein, Parent has required that the Stockholders enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Certain Definitions. Capitalized terms used herein but not defined shall have the respective meanings ascribed to them in the Merger Agreement. In addition, for purposes of this Agreement:

                  "Affiliate" shall mean, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

                  "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person includes securities Beneficially Owned by all Affiliates of such Person and all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d) of the Exchange Act and the rules promulgated thereunder.

                  "Company Stock" shall have the meaning set forth in the recitals to this Agreement.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Merger" shall have the meaning set forth in the recitals to this Agreement.

                  "Owned Shares" shall mean, with respect to each Stockholder, the shares of Company Stock Beneficially Owned by such Stockholder on the date hereof, together with any other shares of Company Stock, or any other securities of the Company entitled, or which may be entitled, to vote generally in the election of directors and any securities convertible into or exercisable or exchangeable for such securities (whether or not subject to contingencies with respect to any matter or proposal submitted for the vote or consent of stockholders of the Company), now or hereafter Beneficially Owned by each such Stockholder.

                  "Person" shall mean an individual, corporation, partnership, limited liability corporation, joint venture, association, trust, unincorporated organization or other entity.

                  "Subject Company" shall have the meaning set forth in Section
         2.

                   "Transfer" shall mean, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the Beneficial Ownership thereof, the offer to make such a sale, transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, "Transfer" shall have a correlative meaning.

         2.       Voting of Owned Shares; Proxy.

                  (a) Each Stockholder hereby agrees that, during any time prior to the Effective Time while this Agreement is in effect, at any meeting (whether annual or special, and whether or not an adjourned or postponed meeting) of the Company's stockholders, however called, or in connection with any written consent of the Company's stockholders, Stockholder shall vote (or cause to be voted), in his capacity as a stockholder of the Company, all Owned
Shares: (i) in favor of the Merger, the Merger Agreement (as amended from time to time) and the transactions contemplated by the Merger Agreement; (ii) against any action or agreement that would (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of the Stockholders under this Agreement or (B) impede, interfere with, delay, postpone, or adversely affect the Merger or the transactions contemplated by the Merger Agreement or this Agreement; and (iii) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement and this Agreement): (I) any extraordinary corporate transaction, such as a recapitalization, merger, consolidation or other business combination involving the Company and/or any of its Subsidiaries (the "Subject Companies"), (II) any sale, lease or transfer of a material amount of the assets or business of the Subject Companies; and (III) any other action which is intended or could reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the transactions contemplated by the Merger Agreement or this Agreement or the contemplated economic benefits of any of the foregoing; provided, that nothing in the foregoing provisions of this Section 2 shall be deemed to limit any Stockholder's right, upon instruction from the Parent, to vote for the adjournment or postponement of any meeting of the stockholders of the Company. The Stockholders, in their capacity as Stockholders of the Company, shall not enter into any agreement, arrangement or understanding with any Person the effect of which would be inconsistent with or violative of the provisions and agreements contained in or referenced by this
Section 2(a).

                  (b) Each Stockholder agrees to grant, at the request of the Company, upon the execution and delivery of the Merger Agreement, a proxy to vote the Owned Shares as indicated in subsection 2(a) above. Each Stockholder intends such proxy to be irrevocable and coupled with an interest and will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by him with respect to the Owned Shares; provided, however, that such proxy shall terminate and be deemed revoked upon the termination of this Agreement pursuant to Section 3 hereof.

                  (c) Stockholder's obligations hereunder are undertaken strictly in Stockholder's capacity as a stockholder of the Company, and no such obligation shall affect Stockholder or any of Stockholder's affiliates in their capacity as a director or officer of the Company or as a fiduciary to any other person (other than any of the stockholders of the Company), or shall be construed to require Stockholder to take, or in any way limit any action that Stockholder may take, to discharge Stockholder's duties in such other capacity.

         3. Termination. This Agreement shall terminate upon the earlier to occur of (i) the consummation of the transactions contemplated by the Merger Agreement and (ii) the termination of the Merger Agreement in accordance with its terms.

         4. Restrictions on Transfer; Other Proxies. The Stockholders shall not, directly or indirectly; (i) Transfer to any Person any or all Owned Shares; (ii) grant any proxies or powers of attorney, deposit any Owned Shares into a voting trust or enter into a voting agreement, understanding or arrangement with respect to such Owned Shares; or (iii) take any action in their capacity as Stockholders of the Company that would make any representation or warranty of the Stockholders contained herein untrue or incorrect or would result in a breach by the Stockholders of their obligations under this Agreement or a breach by the Company of its obligations under the Merger Agreement. Nothing in this Section 4 shall be deemed to limit rights of any persons other than the Stockholders.

         5. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to Parent as follows, solely with respect to himself:

                  (a) Stockholder has all necessary power and authority to execute and deliver this Agreement and to perform their respective obligations hereunder. If Stockholder is an individual, Stockholder has the legal capacity to execute and deliver this Agreement. If Stockholder is an entity, the execution and delivery by such Stockholder of this Agreement and the performance by the Stockholder of its obligations hereunder have been duly and validly authorized by the Board of Directors of Stockholder or other governing body and no other corporate or other proceedings on the part of Stockholder are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

                  (b) This Agreement has been duly and validly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery hereof by Parent, constitutes a valid and binding obligation of Stockholder, enforceable against it in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law)).

                  (c) Stockholder is the record and Beneficial Owner of all of the Owned Shares indicated opposite such Stockholder's name on Schedule I hereto, which constitute all of the Owned Shares Beneficially Owned by such Stockholder, free and clear of all liens, pledges, charges, claims, security interests and other encumbrances. Other than as provided in this Agreement and applicable securities laws, there are no restrictions on the voting rights or right of disposition pertaining to such Owned Shares.

                  (d) Neither the execution and delivery of this Agreement nor the consummation by the Stockholder of the transactions contemplated hereby will conflict with or constitute a violation of or default under any contract, commitment, agreement, arrangement or restriction of any kind to which Stockholder is a party or by which Stockholder is bound.

         6. Representations and Warranties of Parent. Parent hereby represents, warrants and covenants to the Stockholders as follows:

                  (a) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Parent has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Parent of this Agreement and the performance by Parent of its obligations hereunder have been duly and validly authorized by the Board of Directors of Parent and no other corporate proceedings on the part of Parent are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

                  (b) This Agreement has been duly and validly executed and delivered by Parent and, assuming the due authorization, execution and delivery hereof by the Stockholders, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law)).

                  (c) Neither the execution and delivery of this Agreement nor the consummation by Parent of the transactions contemplated hereby will conflict with or constitute a violation of or default under any contract, commitment, agreement, arrangement or restriction of any kind to which Parent is a party or by which Parent is bound.

         7. Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and delivery such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         8.       Miscellaneous.

                  (a) This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth specifically herein or contemplated hereby. Each party to this Agreement agrees that (i) no other party to this Agreement (including its agents and representatives) has made any representation, warranty, covenant or agreement to or with such party relating to the transactions contemplated hereby, other than those expressly set forth in this Agreement and the agreements referenced herein, and (ii) such party has not relied upon any representation, warranty, covenant or agreement relating to the transactions contemplated hereby, other than those referred to in clause (i) above.

                  (b) The Stockholders agree that this Agreement and the respective rights and obligations of the Stockholders hereunder shall attach to any shares of Company Stock, any securities convertible into such shares, and any other securities of the Company entitled, or which may be entitled, to vote generally in the election of directors and any securities convertible into or exercisable or exchangeable for such securities (whether or not subject to contingencies with respect to any matter or proposal submitted for the vote or consent of the stockholders of the Company), that may become Beneficially Owned by such Stockholders.

                  (c) Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

                  (d) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, but neither this Agreement nor any of then rights, interests or obligations hereunder shall be assigned by any party (whether by operation of law or otherwise) without the prior written consent of each other party to this Agreement; provided, that Parent may assign its rights and obligations hereunder to any subsidiary or Affiliate of Parent, but no such assignment shall relieve Parent of its obligations hereunder. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

                  (e) This Agreement may not be amended, changed, supplemented, or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by each of the parties hereto. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided by such other party hereunder, but any such waiver shall be effective only if in writing executed by the waiving party.

                  (f) Any notice, request, instruction, correspondence or other document to be given hereunder by either party to the other (herein collectively called "Notice") shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by certified mail, postage prepaid and return receipt requested, or by telecopier, as follows:

                  If to a Stockholder, addressed to the address set forth on
                  Schedule I attached hereto.

                  If to Parent, addressed to:

                  FCI Trading Corp.
                  One Liberty Plaza
                  Liberty, Missouri  64068
                  Attention: Kenneth A. Heinz
                  Senior Vice President, Corporate Development
                  Telecopy: 816-792-7836

                  with a copy to:

                  Mayer, Brown, Rowe & Maw LLP
                  700 Louisiana, Suite 3600
                  Houston, Texas 77002
                  Attention: Mr. David L. Ronn
                  Telecopy: (713) 632-1825

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice given by telecopier shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. Any party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

                  (g) If any provision of the Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by decree of a court of last resort, the parties hereto shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable, but all of the remaining provisions of this Agreement shall remain in full force and effect.

                  (h) Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto (i) will waive, in any action for specific performance, the defense of adequacy of a remedy at law and (ii) shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to compel specific performance of this Agreement in any action instituted in any state or federal court sitting in Delaware.

                  (i) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (j) This Agreement shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters, including maters of validity, construction, effect, performance and remedies.

                  (k) The headings of the sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                  (l) This Agreement may be executed in multiple counterparts each of which shall be deemed an original and all of which shall constitute one instrument.

         Unless otherwise noted, all section references in this Agreement are references to the specified section of this Agreement.

         IN WITNESS WHEREOF, Parent and each of the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.


                                            FCI TRADING CORP.


                                            By: /s/ Kenneth A. Heinz
                                                -------------------------------
                                            Name: Kenneth A. Heinz
                                            Title: Senior Vice President

                                   STOCKHOLDERS:


                                   /s/ Billy D. Prim
                                   --------------------------------------------
                                   Billy D. Prim



                                   /s/ Andrew J. Filipowski
                                   --------------------------------------------
                                   Andrew J. Filipowski



                                   /s/ Malcolm R. McQuilkin
                                   --------------------------------------------
                                   Malcolm R. McQuilkin


                                   CAMDEN PARTNERS STRATEGIC FUND II-A, L.P.

                                   By: Camden Partners Strategic II, LLC
                                        its general partner

                                       By: /s/ Donald W. Hughes
                                           -------------------------------------
                                           Donald W. Hughes
                                           General Partner



                                   CAMDEN PARTNERS STRATEGIC FUND II-B, L.P.

                                   By: Camden Partners Strategic II, LLC
                                        its general partner

                                       By: /s/ Donald W. Hughes
                                           -------------------------------------
                                               Donald W. Hughes
                                               General Partner



                                   STRATEGIC ASSOCIATES, L.P.

                                   By: Cahill, Warnock Strategic Partners, L.P.
                                       its general partner

                                       By: /s/Donald W. Hughes
                                           ------------------------------------
                                              Donald W. Hughes
                                              General Partner

                                   SCHEDULE I

 STOCKHOLDER                       ADDRESS FOR NOTICE                          NUMBER OF SHARES OF COMPANY STOCK
 -----------                       ------------------                          ---------------------------------
Billy D. Prim                      c/o Blue Rhino Corporation                  1,262,714 shares of Common Stock, which
                                   104 Cambridge Plaza Drive                   includes:
                                   Winston-Salem, NC 27104
                                                                               -  1,039,026 shares owned by Mr. Prim,
                                   Telephone:  336-659-6900                    -  216,127 shares owned by American Oil and
                                                                                  Gas, Inc., and
                                   Facsimile:  336-659-6750                    -  7,561 shares held by Debbie W. Prim


Andrew J. Filipowski               c/o Blue Rhino Corporation                  1,873,540 shares of Common Stock, which
                                   104 Cambridge Plaza Drive                   includes:
                                   Winston-Salem, NC 27104
                                                                               -  1,254,413 shares owned by Mr. Filipowski,
                                   Telephone:  336-659-6900                    -  38,000 shares owned by AJF 1999
                                                                                  Declaration of Trust
                                   Facsimile:  336-659-6750                    -  216,127 shares owned by American Oil and
                                                                                  Gas, Inc.,
                                                                               -  351,769 shares owned by Platinum Venture
                                                                                  Partners I, LP
                                                                               -  1,890 shares owned by Jennifer Filipowski,
                                                                               -  1,890 shares owned by Alexandra Filipowski
                                                                                  Trust
                                                                               -  1,890 shares owned by James Meadows Trust,
                                                                                  and
                                                                               -  7,561 shares owned by Veronica Filipowski

Malcolm R. McQuilkin               249 S. Westview Drive                       337,550 shares of Common Stock
                                   Winston-Salem, N.C. 27104

Camden Partners Strategic Fund     Camden Partners Holdings, LLC               1,406,620 shares of Common Stock
II-A, L.P.                         Attn: Donald W. Hughes
                                   Member
                                   One South Street, Suite 2150
                                   Baltimore, MD 21202
                                   Telephone (410) 895-3848
                                   Facsimile (410) 895-3805

Camden Partners Strategic Fund     Camden Partners Holdings, LLC               83,444 shares of Common Stock
II-A, L.P.                         Attn: Donald W. Hughes
                                   Member
                                   One South Street, Suite 2150
                                   Baltimore, MD 21202
                                   Telephone (410) 895-3848
                                   Facsimile (410) 895-3805

Strategic Associates, L.P.         Camden Partners Holdings, LLC               46,084 shares of Common Stock
                                   Attn: Donald W. Hughes
                                   Member
                                   One South Street, Suite 2150
                                   Baltimore, MD 21202
                                   Telephone (410) 895-3848
                                   Facsimile (410) 895-3805